Advantage Advisers, Inc.

The India Fund, Inc.

Semi-Annual Report

June 30, 2001

THE INDIA FUND, INC.

Investment Manager:
Advantage Advisers, Inc., a wholly
owned subsidiary of CIBC World
Markets Corp.

Administrator:
CIBC World Markets Corp.

Sub-Administrator:
PFPC, Inc.

Transfer Agent:
The Bank of New York

Custodian:
Deutsche Bank AG

The India Fund, Inc.

The India Fund, Inc.

                                                                  August 1, 2001

Dear Fund Shareholder,

We are pleased to present you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the semi-annual period ended June 30, 2001. In the following pages, the Fund's Investment Manager provides a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India for the six months ended June 30, 2001.

The Fund's net asset value (NAV) declined (24.5%) during the six months ended June 30, 2001, underperforming both its benchmark, IFC Investable Index, which fell (17.4%) and the Dollex Index of 200 leading Indian stocks, which dropped (18.8%) during the period.

The overall market environment was extremely volatile in India during the six-month period. Although the February announcement of the Budget boosted investors' confidence briefly, reports of two scandals - the first revealing manipulation of the stock market and the second involving some prominent government officials - brought the positive sentiment to an abrupt halt.

In addition to the market fallout which resulted from the scandals, the Indian economy continued to suffer from last year's dry monsoon season. Growth in gross domestic product (GDP) decreased for the reporting period, compared with the comparable period last year, due largely to the decline in agricultural production, which had repercussions throughout the Indian economy. Furthermore, weak business investment spending contributed to the slowdown.

The Investment Manager believes, however, that the Indian market environment can improve in the coming months, if an appropriate catalyst can help to begin the turnaround. An improvement in the U.S. and global economies, a resumption in IT-related spending, a favorable monsoon season, and further reductions in interest rates have the potential to boost the nation's economy and its equity market. Also, the Investment Manager believes the government can build the nation's economic infrastructure and attract foreign investors by renewing its focus on the goals of reform and privatization.


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THE INDIA FUND, INC.

In addition, the Investment Manager views the current valuations for most Indian equities as extremely attractive now, because of the large amount of discounting which has occurred over the past six months.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
President and Secretary


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                                                            THE INDIA FUND, INC.

Report of the Investment Manager

For the Six Months Ended June 30, 2001

--------------------------------------------------------------------------------
OVERVIEW OF INDIA'S STOCK MARKET

India's stock market continued to struggle during the first six months of 2001, impacted by domestic scandals, slowing growth in gross domestic product (GDP), and the effects of the faltering U.S. equity markets. The Dollex Index of India's 200 leading stocks declined (18.8%) for the year, while the IFC Index, the Fund's benchmark, fell (17.4%). Among non-Japan Asian markets, only Singapore performed worse during the six-month period. On the bright side, as a result of the discounting of share prices that followed the recent negative news, we believe that Indian equities now trade with very little downside exposure.

The Sensex, India's major stock market index, ended the second quarter trading in a range between 2,700 and 3,000, which, in our opinion, appears to be its technical support level, based on its performance over the last six years. We believe that valuations look extremely compelling for Indian equities, relative to both their historical performance and their peers in Asia. According to I/B/E/S International Inc., a global financial information services and technology company, the consensus forecast for the Indian market through the second quarter of 2002 estimates earnings-per-share growth at +23% and forecasts the price-to-earnings ratio at 9x.

We believe the Indian market is currently in a position to take advantage of several possible developments which we feel can be positive catalysts in the near term. If there is an end to the decline in spending on information technology (IT), especially in the U.S., India's growing software industry stands to benefit. Also, a favorable start to the monsoon season already makes this year seem much better than 2000 was for agriculture. Thus, a resumption in worldwide IT spending and a return to agricultural profitability can, in our opinion, ignite a revival in the Indian economy. Furthermore, we believe that a renewed effort by the Indian government to reform the nation's economic structure is likely to contribute to further gains in growth. We also believe that a smooth transition to a rolling settlement system for equity trading (see below) can increase investors' confidence in the integrity of the Indian stock market.

On July 2, 2001, the Securities Exchange Board of India (SEBI) launched a completely overhauled

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------


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THE INDIA FUND, INC.

settlement system for the equity market, abolishing the antiquated carry-forward system. The new rolling settlement system, which is combined with the international system of futures and options, establishes in India standards for trade settlement in line with the more developed stock markets throughout the world. We expect that, at first, the new system is likely to result in lower daily traded volumes, since local speculators can no longer trade in and out of the market without settling their trades promptly. On the other hand, we expect that the new system will eventually enable greater transparency, which we see as a positive factor for the long-term health of the Indian equity market. Furthermore, since foreign investors are familiar with this type of settlement system, we believe that its implementation will make them feel more comfortable investing in India.

--------------------------------------------------------------------------------
POLITICS

The year got off to a promising start. The government announced the 2001-2002 Budget, which included a number of exciting initiatives designed to boost foreign investment into the country, to further the privatization of a number of state-owned entities, and to reduce the budget deficit. Unfortunately, the positive impact of the Budget on investor sentiment was short-lived, because two separate developments - the first involved criminal manipulation of the stock market and the second a political bribery scandal - erupted within a few weeks of the Budget announcement, overshadowing the effect of its reform-oriented strategy.

In early March, India's security markets regulator, SEBI, launched an investigation into the practices of more than 20 high-profile Indian brokers whose actions had caused the agency to suspect market manipulation. The investigation led to the resignation of the President of the Bombay Stock Exchange (BSE). Further investigation resulted in the arrest of one influential broker, Ketan Parekh, on charges that he had colluded with a large bank to defraud brokers in Calcutta. The broker's alleged malfeasance led to a crisis in payments at the Calcutta Stock Exchange (CSE) which was only resolved after the CSE invoked Rs 750 million in bank guarantees to meet the shortfall.

In our opinion, SEBI's response to the scandal was quick and effective. The agency promptly banned short sales, increased margin requirements, and ultimately introduced the rolling settlement system, attempting to rectify the situation. Although the recent criminal activity was not as severe as previous acts of market manipulation (such as the "market scam" of 1992), we believe that in its handling of this issue, SEBI has demonstrated its seriousness in trying to raise the integrity of the Indian equity market to internationally accepted standards.

The second development which damaged investor sentiment in the period was a bribery scandal involving some prominent political figures. Just a few weeks after the stock market incident, a local news portal conducted a "sting" operation, with journalists posing as arms dealers, attempting to sell their wares to members of the Indian Defense Ministry. Captured on videotape were senior members of the ruling Bhartiya Janata Party (BJP) and the Samata Party accepting bribes for agreeing to make purchases. Although at first many analysts thought the government could fall because of the


4
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                                                            THE INDIA FUND, INC.

incident, in the end, only one party, the Trinamul Congress, withdrew from the National Democratic Alliance (NDA), the ruling coalition of parties. (In India, political parties band together as coalitions in order to strengthen their collective voting power.) The withdrawal of the Trinamul Congress cost the NDA only nine seats (from 297 to 288) and did not threaten the coalition's majority. The rest of the BJP's allies pledged to continue supporting the government.

Quick action by the BJP - including several high-end resignations and the appointment of a commission to investigate the corruption charges - contained the damage, but there were still some negative effects. We believe that the victories by the ruling party's opposition in the states of Kerala and Assam in mid-May demonstrate that the BJP's mandate has been weakened by the bribery incident. Unfortunately for investors, with its authority undermined, the BJP is likely to face added difficulty in its attempts to enact fiscally necessary (but unpopular) structural reforms.

The scandals involving the stock market and the Defense Ministry were both instrumental in damaging market sentiment during the second quarter of 2001. Although, by the start of the third quarter, the Sensex Index had rebounded from its April lows, negative fallout from the scandals continued to affect investors' confidence. The established momentum for reform was lost when the government was forced to shift its attention to coping with the crises. On the other hand, we believe that, although the incidents of the past few months did set back the government's reform efforts, the government continues to make progress towards its goals. We expect that the government will be able to return to its agenda of positive reform during the second half of 2001.

--------------------------------------------------------------------------------
ECONOMY

India's economy slowed significantly over the fiscal year ended March 31, 2001. (At the time of writing, later figures were not yet available.) For the fiscal year, India's reported real GDP expanded 5.2% year-over-year, falling below the government's initial estimate of 6%. Moreover, the economy saw only 3.8% reported growth in GDP, year-over-year during the three months ended March 31, 2001, making it one of the weakest quarters in several years.

A major culprit for the lower-than-expected GDP growth was agricultural production, which expanded a reported 0.2% during the fiscal year ended March 31, 2001, falling short of the 0.7% growth reported for the previous fiscal year. We attribute the decreased growth in agricultural production to 2000's poor monsoon season (June through September) which produced one of the lowest rainfalls in eight years. Not surprisingly, agricultural incomes reportedly fell (9%) in nominal terms during the fiscal year ended March 31, 2001. Since agriculture employs almost two-thirds of India's entire work force, and it accounts for approximately 25% of GDP, disappointing output and declining incomes in the sector are likely to have negative repercussions for the entire Indian economy.

A second disappointing factor was investment spending by businesses, which continued to be too weak to meet India's GDP growth needs. Although the global slowdown in spending for IT and


                                                                               5
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THE INDIA FUND, INC.

related industries contributed to the lagging GDP growth, we believe the nation's economy remains generally insulated from the effects of worldwide trends; exports, for example, accounted for only 9% of India's GDP for the fiscal year ended March 2001. (Despite the worldwide downturn in IT-related spending, India's overall exports managed to grow 20% to $44.1 billion during the recently ended fiscal year.)

We believe that India's sluggish investment spending in the recent past results from domestic issues, specifically the inflexibility and distortion which stem from excessive control by the state. We also believe that the nation's relative lack of privatized industries discourages many would-be foreign investors. The average annualized growth rate for India's foreign direct investment (FDI) inflows have ranged from approximately 2.5% to 3% over the past five years.We believe that if the government focuses on accelerating the growth in FDI inflows for the future, it can achieve its targeted GDP growth rate of 8% per year during 2000-2010. In our opinion, if the government returns to its mission of structural reform, focusing on asset privatization, India could become a more attractive destination for foreign money.

India's Central Bank, the Reserve Bank of India (RBI) has responded to the sluggish economy by reducing interest rates to near historic lows. Since the beginning of 2001, the key interest rate has been reduced twice, ending the second quarter at 7%. Similarly, the Cash Reserve Requirement (the funds that banks are legally required to hold in reserve) has also been brought down to 7.5% as of June 30, 2001. We anticipate that interest rates are likely to be brought down further, since we believe that inflation and currency valuation appear to pose no economic problems for the near term. The overall inflation rate averaged between 5% and 5.5% during the fiscal year ended March 31, 2001, below its historical average of between 7% and 13%.

The rupee (Rs), meanwhile, has remained firm, trading around 46 to 47 rupees to the U.S. dollar, far stronger than in the past when the rupee's normalized rate of depreciation averaged approximately 6.5% per year.

On the other hand, we view the public sector's high debt levels, both at the federal and state levels, as an obstacle to near-term economic growth. Although the government successfully brought the fiscal deficit down to its forecasted level of 5.2% of GDP for the recently ended fiscal year, its progress may not be enough to achieve the degree of economic relief required to strengthen the economy. The Finance Minister's stated objective as reported is to lower the fiscal deficit gradually every year, targeting a level of 2.5% of GDP for 2005.

Our outlook for the Indian economy appears much brighter for several reasons. Increasingly, it appears to us that the global economy is close to "bottoming out," and may start seeing a rise in growth as early as the fourth quarter of 2001. Domestically, while we view the pace of recovery from the recent political crises as gradual, we believe the Indian government will eventually be in a position to regain the structural reform momentum that had been evident earlier in the year.


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                                                            THE INDIA FUND, INC.

Furthermore, an auspicious start to 2001's monsoon season bodes well for a recovery in agricultural production, as well as in consumer demand.

Over the next year, we expect the government to follow through on its pledge to privatize state-owned assets. Analysts forecast that the telecommunications sector and the airline industry are likely to be among the first government-owned entities to become fully privatized. They also project that the government will deregulate certain industries, such as oil refining, which we believe has the potential to be almost fully deregulated by April 2002. This combination of a cyclical upturn and structural initiatives lead us to believe that the Indian economy may be capable of achieving stronger growth through the fiscal year ending March 2002.

--------------------------------------------------------------------------------
PERFORMANCE

The net asset value (NAV) of The India Fund, Inc. (the "Fund") declined (24.5%) during the six months ended June 30, 2001. The Fund underperformed both the Dollex Index of 200 leading Indian stocks, which dropped (18.8%) during the period, and the IFC Investable Index, the Fund's benchmark, which fell (17.4%) during the same period.

Despite a reduction in the Fund's holdings in Information Technology (IT) during the six-month period, the portfolio remained overweighted in the sector, relative to its benchmark. The Fund's overweighting in IT, a notably volatile sector during this period, negatively impacted its relative performance.

In addition to the woes of the Indian IT sector, the Fund had been burdened with a legal restriction which had barred it from investing in almost any bank stock. This legal restriction was imposed on the Fund because of the affiliation between the Fund's country adviser in India and the Indian Government. Since the banking sector sharply outperformed the IFC Investable Index (the Fund's benchmark) during the first half of 2001, the restriction was especially costly in terms of relative performance. Going forward, this restriction will no longer apply to the Fund, since the Fund has terminated its agreement with the country adviser.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

During the first half of 2001, the Fund sold some of its smaller-capitalization holdings in the Computer Software & Programming sector, to consolidate into top-tier, high-quality IT companies. Yet, as noted above, despite selling some of its holdings in IT, the Fund remains overweighted in the sector, relative to its benchmark, the IFC Investable Index.

Although we believe Indian software companies cannot escape the effects of the current slowdown in global IT spending, we continue to believe that the industry has a superior long-term growth outlook because of its sustainable cost competitiveness, scalable business model, and expanding geographical reach.


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THE INDIA FUND, INC.

During the six months ended June 30, 2001, the Fund also reduced its weightings in Telecommunications and Pharmaceuticals, while adding modestly to positions in selected equities in the Consumer Non-Durables sector.

Given the favorable start to this year's monsoon season, we anticipate an increase in consumer spending which can benefit consumer products companies.

--------------------------------------------------------------------------------
KEY SECTOR HOLDINGS

                                     % of Net Assets
Sector                                June 30, 2001     Top Holdings in Sector
-------------------------------      ---------------    ------------------------

Computer Software & Programming           17.9%         Infosys Technologies
                                                        Satyam Computer Services
Consumer Non-Durables                     14.6%         Hindustan Lever
                                                        ITC
Petroleum Related                         14.0%         Reliance Industries
Pharmaceuticals                           13.5%         Ranbaxy Laboratories
                                                        Dr. Reddy's Laboratories
Vehicles                                   6.0%         Punjab Tractors

COMPUTER SOFTWARE & PROGRAMMING

Although down sharply from last year's levels of portfolio weighting, Computer Software & Programming continued to be the Fund's highest-weighted sector in the first half of 2001. Concern over the slowdown in global IT spending led most analysts to revise downward their short-term estimates for projected earnings across the sector, dampening its short-term outlook. Nevertheless, we believe the medium- to longer-term outlook remains solid for this sector. India's top software companies continue to add new customers while reducing costs. Most Indian software companies continue to operate according to the business model of offering high-quality service at competitive rates.

Infosys Technologies continues to be the Fund's top holding overall as well as its top holding in the Computer Software & Programming sector. Infosys announced impressive results for the fiscal year ended March 31, 2001; its reported earnings of Rs 6.28 billion represented a 114% increase over the Rs 2.9 billion in earnings reported in the preceding fiscal year. Revenue growth was also impressive, reportedly surging 115% to Rs 19 billion from Rs 8.8 billion in the preceding fiscal year.

Satyam Computer Services also announced excellent results for the recently-ended fiscal year; reported earnings for the 12 months ended March 31, 2001 rose 135% to Rs 3.1 billion from Rs 1.3 billion in the year-earlier period. Likewise, revenues reportedly increased 81% to Rs 12.2 billion from Rs 6.7 billion in the previous fiscal year. Despite worries about a slowdown in global IT spending, especially in the U.S., Satyam's management stated in an announcement that they remain "cautiously optimistic" about the company's growth prospects for the current fiscal year.


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                                                            THE INDIA FUND, INC.

CONSUMER NON-DURABLES

Consumer Non-Durables continues to be a key sector for the Fund. Although India's domestic consumer demand has been disappointing over the year ended June 30, 2001, companies such as Hindustan Lever and ITC Ltd. have been able to compensate for slowing demand by raising prices and improving operating efficiency. We also anticipate that a normal monsoon season, which appears possible for 2001, will benefit these companies during the current fiscal year.

Hindustan Lever, 51% owned by Unilever Plc, announced that net profits rose 31% to Rs 3.4 billion from Rs 2.6 billion during the three months ended March 2001. (The company's fiscal year ends in December.) Sales growth for the last fiscal year, however, was negatively impacted by 2000's drought, which spread to eight of India's 28 states, depressing rural incomes. Fortunately for investors, cost-cutting and increased efficiency helped the company weather the drop in consumer spending.

ITC Ltd., which is 38% owned by BAT Industries Plc, announced that its fiscal year 2001, which ended March 31, 2001, saw net profits rise 27% to a reported Rs 10 billion, up from Rs 7.9 billion reported in the previous fiscal year. Although sales growth for the fiscal year rose only 10% to a reported Rs 42 billion, the company augmented its revenues with price increases on all of its cigarette brands. First, in November 2000, ITC raised average prices between 3% and 20% and then in March 2001, the company again raised average prices by 10% to 20%. ITC's second price increase followed a 15% increase in the excise duty on cigarettes, which was announced in February as part of the 2001-02 Budget.

PETROLEUM RELATED

The Fund's position in the Petroleum Related sector consists largely of one company, Reliance Industries. Its stock price has outperformed the market during the first six months of 2001, rising 9%, in contrast to the Sensex Index, which declined (13%) during the period. For the fiscal year ended March 31, 2001, earnings reportedly rose 10% to Rs 26.5 billion from Rs 24 billion reported in the previous fiscal year. Reported revenue grew by 52%, to Rs 204.3 billion in the fiscal year ended March 31, 2001 up from Rs 133.8 billion in the previous fiscal year. This company's recent growth is especially noteworthy since it came at a time when the rising prices of key raw material inputs (such as naphtha) pressured profit margins and intense competition within the industry kept prices low.

PHARMACEUTICALS

We see Pharmaceuticals in India as an exciting growth sector. Several of the companies we identify as industry leaders are increasing their research and development expenditures, making themselves globally competitive for the first time, and seeking out new export opportunities. We believe that the Pharmaceuticals sector is second only to Software in terms of the opportunities it offers for growth. In Pharmaceuticals, as with Software, we see comparative advantages in India, such as a


                                                                               9
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THE INDIA FUND, INC.

large pool of talented scientists available at lower cost than in the West, coupled with a huge domestic market which together give the nation significant potential to become a strong competitor in the global drug market.

Dr. Reddy's Laboratories remains a sizable holding for the Fund. The company announced stellar results for the fiscal year ended March 31, 2001, with reported revenues rising 25% to nearly Rs 9 billion from Rs 7.17 billion in the previous year. Net profit soared a reported 55% to Rs 1.3 billion from Rs 870 million as reported in the year-earlier period. In early April of 2001, Dr. Reddy's Laboratories completed a highly successful American Depositary Receipt
(ADR) offering in the United States, raising approximately US$132.8 million.

Ranbaxy Laboratories, another significant holding for the Fund, is also highly focused on research and development, with ambitious growth plans. In its most recently reported earnings results, Ranbaxy announced that net profit for the three months ended March 31, 2001 surged 47% to Rs 574 million from Rs 391 million reported for the year-earlier period. The company also reported 19% growth in revenues during the three-month period, to Rs 4.5 billion up from Rs
3.7 billion reported for the comparable year-earlier period.

VEHICLES

The Fund maintains a significant weighting in the Motor Vehicles sector, and almost half of the Fund's holdings in this sector are in Punjab Tractors. Many of the Indian Motor Vehicle companies have initiated major cost-cutting programs, which have helped preserve margins in the face of severe pricing pressure and rising competition from imports. Punjab Tractors announced that, for the fiscal year ended March 31, 2001, net profit declined (15%) to Rs 1.12 billion, compared with Rs 1.33 billion reported in the year-earlier period. The company's results were adversely affected by 2000's severe drought conditions in parts of India, which cut into farmers' incomes. However, our outlook for the company is greatly improved through the fiscal year ending March 31, 2002, since the monsoon season appears to have begun with normal rainfall levels.

--------------------------------------------------------------------------------
OUTLOOK

Looking ahead, since prices on the Indian equity market have already been discounted for most of the bad news reported over the past few months, we believe that there is limited downside risk at the current levels. We believe our view is supported by both long-term technical charts of the Sensex Index (which is near what we identify as its lowest level) as well as by our study of the historic behavior of individual Indian equities over long-term cycles.

For the second half of 2001, we identify five possible developments, each of which has the potential to become a positive catalyst for the Indian equity market, if it were to occur: (1) an improvement in both the U.S. economy and the global economies which may lead to foreign investment inflows;


10
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                                                            THE INDIA FUND, INC.

(2) a resumption in IT-related spending worldwide, which can boost Indian IT exports; (3) a favorable monsoon season, which seems likely, given the positive start to the season; (4) falling domestic interest rates; and (5) a renewed focus by the government on structural reforms. Given the battering endured by the Indian equity market during the first half of 2001, we believe that recovery is possible during the second half, provided one or more of these catalysts, which we consider likely, can occur.

At the time this report went to print, the Indian market was dealing with another potential market risk. Several officials at the Unit Trust of India
(UTI), India's biggest money manager, were arrested on allegations of defrauding the US64 Fund of millions of dollars. In response to the arrests, UTI announced it would temporarily prohibit shareholders from taking redemptions from its largest fund, US64, for approximately six months starting in early July. UTI, a state-run institution, is India's largest mutual fund manager with reported total assets under management of approximately US$12.3 billion as of June 30, 2001 and an investor base of approximately 41 million. While it had been widely known that UTI was borrowing to meet its obligations for redemptions, and that the US64's net asset value was significantly below the redemption price (Rs
14.25 per share), the announcement nevertheless came as a shock. We believe that the confidence of India's small investors was damaged by UTI's suspension of redemptions.

It is difficult to forecast the outcome of the situation with UTI, since it is still developing. Yet, we increasingly expect that UTI will work out a plan to lift the freeze before it is scheduled to end, at least in part. We anticipate that UTI will probably use credit extensions granted by state-owned banks. As with the stock market scandal, the UTI situation highlights India's need to continue with its process of reforming its institutions and bringing their level of operation up to modern, international standards.

For the Indian Financial Services industry, we see a "silver lining" to UTI's problems. We believe that the current situation is likely to fuel the development of India's small but growing private mutual fund business, adding a much wider diversity of offerings, and trimming the influence of the massive US64 Fund in the marketplace.

Punita Kumar-Sinha
Portfolio Manager
June 30, 2001


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THE INDIA FUND, INC.

--------------------------------------------------------------------------------
Share Repurchase Program

The Board of Directors of the Fund previously authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund's common stock. The Fund's Board of Directors directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. Supplementally, in February 2001, the Board of Directors authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock, bringing to 4,000,000 the aggregate number of shares authorized for repurchase.

During the six-month period ended June 30, 2001, the Fund repurchased 295,000 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note E to the financial statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.
--------------------------------------------------------------------------------


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                                                            THE INDIA FUND, INC.

Schedule of Investments                                            June 30, 2001
                                                                     (Unaudited)

INDIA (100% of holdings)

COMMON STOCKS (99.7% of holdings)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Cement                                       2.44%
  1,324,498       Associated Cement Companies Ltd ..................    $    3,448,238    $     3,840,594
    611,766       Gujarat Ambuja Cements Ltd .......................         2,552,357          2,409,869
  1,462,700       India Cements Ltd ................................         2,340,844            981,041
     15,762       Madras Cements Ltd+ ..............................         1,748,155          1,430,592
     47,840       Panyam Cements and Mineral Industries Ltd+ .......           481,082             87,717
    443,630       Shree Cement Ltd+ ................................           947,396            296,602
                                                                        --------------    ---------------
                                                                            11,518,072          9,046,415
                                                                        --------------    ---------------
                  Chemicals                                    0.08%
         50       Atul Products Ltd ................................                93                 15
    846,600       BOC Ltd+ .........................................         1,072,264            288,859
                                                                        --------------    ---------------
                                                                             1,072,357            288,874
                                                                        --------------    ---------------
                  Computer Hardware                            0.53%
    187,400       Digital Equipment (India) Ltd ....................         1,613,747          1,984,552
                                                                        --------------    ---------------
                                                                             1,613,747          1,984,552
                                                                        --------------    ---------------
                  Computer Software & Programming             18.21%
        500       DSQ Software Ltd .................................             3,379                642
    599,942       Infosys Technologies Ltd .........................         1,923,474         47,971,765
  5,420,179       Satyam Computer Services Ltd .....................         1,318,776         19,640,083
      1,300       Silverline Technologies Ltd ......................             4,371              1,714
                                                                        --------------    ---------------
                                                                             3,250,000         67,614,204
                                                                        --------------    ---------------


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

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Computer Training                           2.41%
    865,240       NIIT Ltd ........................................     $    5,448,429    $     7,015,360
    296,400       SSI Ltd .........................................          2,550,818          1,930,633
                                                                        --------------    ---------------
                                                                             7,999,247          8,945,993
                                                                        --------------    ---------------
                  Consumer Miscellaneous                      1.34%
    849,088       Bata India Ltd ..................................          3,914,352            618,224
    196,800       Timex Watches Ltd+ ..............................            140,800             37,653
  1,705,200       Zee Telefilms Ltd ...............................         10,395,022          4,317,375
                                                                        --------------    ---------------
                                                                            14,450,174          4,973,252
                                                                        --------------    ---------------
                  Consumer Non-Durables                      14.88%
    179,567       Godfrey Philips India Ltd+ ......................          3,109,433          1,274,605
  7,412,110       Hindustan Lever Ltd .............................         24,210,174         32,357,075
  1,348,084       ITC Ltd+ ........................................         23,096,564         21,635,544
                                                                        --------------    ---------------
                                                                            50,416,171         55,267,224
                                                                        --------------    ---------------
                  Diversified Industries                     4.32%
    876,502       Grasim Industries Ltd ...........................          7,242,689          5,600,184
        175       HMG Industries Ltd+* ............................                359                  4
      1,744       Indian Rayon and Industries Ltd .................              6,451              2,951
  1,947,031       Larsen & Toubro Ltd .............................         12,651,344          9,095,665
    115,800       Larsen & Toubro Ltd GDR+ ........................          1,030,876          1,186,950
     79,000       Sterlite Industries (India) Ltd+ ................            261,112            172,141
                                                                        --------------    ---------------
                                                                            21,192,831         16,057,895
                                                                        --------------    ---------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                               June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Electricity                                 0.00%
         54       CESC Ltd+ .......................................     $          342    $            19
        150       Tata Power Company Ltd ..........................                797                415
                                                                        --------------    ---------------
                                                                                 1,139                434
                                                                        --------------    ---------------
                  Electronics & Electrical Equipment          3.30%
    478,483       Alstom Power India Ltd+ .........................          1,169,492            352,963
  3,130,963       Bharat Heavy Electricals Ltd ....................         14,374,279         11,741,111
    703,943       KEC International Ltd ...........................          1,681,056            154,137
         49       Siemens India Ltd ...............................              1,083                211
                                                                        --------------    ---------------
                                                                            17,225,910         12,248,422
                                                                        --------------    ---------------
                  Engineering                                 0.66%
    458,026       Asea Brown Boveri Ltd ...........................          5,343,518          2,432,290
          2       Lakshmi Machine Works Ltd .......................                394                 30
                                                                        --------------    ---------------
                                                                             5,343,912          2,432,320
                                                                        --------------    ---------------
                  Extractive Industries                       3.85%
    468,655       Hindalco Industries  Ltd ........................          8,557,252          8,313,047
  6,319,900       Hindustan Zinc Ltd+ .............................          2,776,617          2,492,223
        100       Indian Aluminium Company Ltd ....................                572                187
  2,773,050       National Aluminium Company Ltd ..................          3,515,181          3,481,050
        600       Sesa Goa Ltd+ ...................................              4,568                635
                                                                        --------------    ---------------
                                                                            14,854,190         14,287,142
                                                                        --------------    ---------------
                  Fertilizers                                 0.09%
    135,400       Aventis Cropscience India Ltd ...................          2,074,205            331,304
      7,700       Chambal Fertilizers and Chemicals Ltd+ ..........              5,977              1,883
        870       Hind Lever Chemicals Ltd ........................              9,431              2,848

THE INDIA FUND, INC.

Schedule of Investments (continued)                               June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Fertilizers (continued)
      1,750       Nagarjuna Fertilizers and Chemicals Ltd               $        1,911    $           244
         50       Southern Petrochemicals Industries Corporation Ltd                43                  8
                                                                        --------------    ---------------
                                                                             2,091,567            336,287
                                                                        --------------    ---------------
                  Finance                                     0.21%
        100       Bank of Baroda ..................................                191                119
    176,000       HDFC Bank Ltd++ .................................            920,876            787,959
         50       ICICI Ltd++ .....................................                105                 76
      2,300       Oriental Bank of Commerce .......................              2,099              1,763
                                                                        --------------    ---------------
                                                                               923,271            789,917
                                                                        --------------    ---------------
                  Food                                        1.98%
     82,000       Britannia Industries Ltd+ .......................          1,166,352          1,083,223
    167,726       Cadbury India Ltd ...............................          2,044,743          1,466,711
    310,888       Nestle India Ltd ................................          3,409,848          3,687,830
    250,000       Rahul Dairy and Allied Products+* ...............             79,643              6,643
         50       Tata Tea Ltd+ ...................................                539                196
    553,300       United Breweries Ltd ............................          3,044,238          1,122,714
                                                                        --------------    ---------------
                                                                             9,745,363          7,367,317
                                                                        --------------    ---------------
                  Hotels & Leisure                            0.00%
        121       Indian Hotels Company Ltd+ ......................              1,976                512
                                                                        --------------    ---------------
                                                                                 1,976                512
                                                                        --------------    ---------------
                  Household Appliances                        0.00%
        100       IFB Industries Ltd+ .............................                 97                  4
        500       Phil Corporation Ltd ............................              1,366                106
        200       Samtel Color Ltd+ ...............................                395                 69

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Household Appliances (continued)
        450       Videocon Appliances Ltd .........................     $        2,629    $            80
        519       Videocon International Ltd ......................                951                270
        250       Voltas Ltd ......................................                507                216
                                                                        --------------    ---------------
                                                                  .              5,945                745
                                                                        --------------    ---------------
                  Media                                       0.84%
    255,500       Mukta Arts Ltd+ .................................            886,952            798,709
  1,061,100       Pentamedia Graphics Ltd .........................          3,826,241          1,826,021
    550,000       Pritish Nandy Communications Ltd+ ...............          2,152,749            447,226
     18,350       Television Eighteen India Ltd ...................            227,472             26,604
    250,000       Vans Information Ltd+ ...........................            573,395             37,203
                                                                        --------------    ---------------
                                                                             7,666,809          3,135,763
                                                                        --------------    ---------------
                  Packaging                                   0.03%
    282,630       Flex Industries Ltd+ ............................            347,596            122,569
        500       Universal Prime Aluminium+* .....................                789                 26
                                                                        --------------    ---------------
                                                                               348,385            122,595
                                                                        --------------    ---------------
                  Petroleum Related                          14.22%
     53,271       Bharat Petroleum Corporation Ltd ................            213,795            212,790
  1,204,086       Chennai Petroleum Corporation Ltd ...............          2,000,806            628,408
    433,360       Gas Authority of India Ltd+ .....................            445,753            596,976
  2,628,578       Hindustan Petroleum Corporation Ltd .............         17,929,786          8,834,570
        820       Indian Petrochemicals Corporation Ltd ...........              1,740                893
  5,413,887       Reliance Industries Ltd .........................         25,629,922         42,526,174
                                                                        --------------    ---------------
                                                                            46,221,802         52,799,811
                                                                        --------------    ---------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS  (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Pharmaceuticals                            13.72%
    132,500       Cadila Healthcare Ltd ...........................     $      759,748    $       262,662
    456,237       Cipla Ltd+ ......................................          4,008,053         11,088,770
  1,790,000       Dabur India Ltd .................................          1,496,133          2,347,853
    420,540       Dr. Reddy's Laboratories Ltd ....................          3,347,389         14,395,717
    303,927       E. Merck (India) Ltd ............................          1,802,398          2,235,518
     48,951       Glaxo (India) Ltd ...............................            398,546            329,098
    246,101       Hoechst Marion Roussel Ltd ......................          2,448,421          2,060,782
      1,600       IPCA Laboratories Ltd ...........................              4,950              2,126
    734,000       Morepen Laboratories Ltd ........................          2,165,168          1,490,157
        200       Orchid Chemicals & Pharmaceuticals Ltd ..........                677                337
         50       Parke-Davis (India) Ltd+ ........................                506                169
  1,110,397       Ranbaxy Laboratories Ltd ........................         12,004,361         11,358,908
     28,976       Rhone-Poulenc (India) Ltd .......................            539,170            272,882
    423,300       Sun Pharmaceutical Industries Ltd+ ..............            967,042          4,679,337
     65,769       Sygenta India Ltd+ ..............................            129,803             66,342
    147,683       Torrent Pharmaceuticals Ltd .....................          1,365,096            366,068
                                                                        --------------    ---------------
                                                                            31,437,461         50,956,726
                                                                        --------------    ---------------
                  Steel                                       2.75%
      6,010       Essar Steel Ltd+ ................................             23,144                504
  4,145,876       Tata Iron and Steel Company Ltd .................         16,478,859         10,206,047
                                                                        --------------    ---------------
                                                                            16,502,003         10,206,551
                                                                        --------------    ---------------
                  Steel Products                              0.16%
    487,650       Bharat Forge Ltd ................................          2,078,001            578,981
                                                                        --------------    ---------------
                                                                             2,078,001            578,981
                                                                        --------------    ---------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS  (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Telecommunications                          5.51%
  3,400,000       Hughes Tele.com Ltd+ ............................     $      880,259    $       683,036
  3,300,500       Mahanagar Telephone Nigam Ltd ...................         17,981,127          8,858,166
  1,077,140       Videsh Sanchar Nigam Ltd ........................          7,637,055          7,319,468
    266,106       Videsh Sanchar Nigam Ltd ADR ....................          6,067,762          3,603,075
                                                                        --------------    ---------------
                                                                            32,566,203         20,463,745
                                                                        --------------    ---------------
                  Telecommunications Equipment                1.06%
        300       Bhagyanagar Metals Ltd+ .........................                724                341
    700,653       Himachal Futuristic Communications Ltd+ .........          6,419,024          1,319,682
  1,358,600       Shyam Telecom Ltd ...............................          8,955,126          1,818,110
    112,000       Sterlite Optical Technologies Ltd+ ..............          1,625,836            807,619
                                                                        --------------    ---------------
                                                                            17,000,710          3,945,752
                                                                        --------------    ---------------
                  Textiles - Cotton                           0.05%
         36       Arvind Mills Ltd+ ...............................                133                  6
        100       H.P. Cotton Textile Mills Ltd+ ..................                233                  8
    500,000       Pantaloon Fashions (India) ......................            495,392            191,326
                                                                        --------------    ---------------
                                                                               495,758            191,340
                                                                        --------------    ---------------
                  Textiles - Synthetic                        0.00%
        300       Haryana Petrochemicals Ltd+* ....................                343                  6
                                                                        --------------    ---------------
                                                                                   343                  6
                                                                        --------------    ---------------
                  Transportation                              0.45%
  2,232,484       Great Eastern Shipping Company Ltd+ .............          1,669,954          1,547,172
    174,900       South East Asia Marine
                  Engineering and Construction Ltd+ ...............          1,132,008            131,250
                                                                        --------------    ---------------
                                                                             2,801,962          1,678,422
                                                                        --------------    ---------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2001
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
---------------------------------------------------------------------------------------------------------
                  Utilities                                   0.00%
    487,650       Bharat Forge Utilities Ltd+* ....................     $           --    $            --
                                                                        --------------    ---------------
 ..................................................................                 --                 --
                                                                        --------------    ---------------
                  Vehicle Components                          0.46%
    982,005       Cummins India Ltd ...............................          2,264,076          1,061,542
        125       FAG Bearings (India) Ltd ........................                334                 90
        100       Gleitlager (India) Ltd+* ........................                 96                  1
    118,000       Swaraj Engines Ltd ..............................          1,298,970            659,737
                                                                        --------------    ---------------
                                                                             3,563,476          1,721,370
                                                                        --------------    ---------------
                  Vehicles                                    6.15%
  1,790,462       Ashok Leyland Ltd ...............................          4,432,483          2,182,887
    165,394       Bajaj Auto Ltd+ .................................          1,673,962            912,761
 1,745,155        Hero Honda Motors Ltd+ ..........................          5,688,424          5,362,716
        600       Hindustan Motors Ltd+ ...........................                467                 55
        100       LML Ltd+ ........................................                178                 37
    940,189       Mahindra and Mahindra Ltd .......................          8,350,815          1,602,958
     45,000       Mahindra and Mahindra Ltd GDR+ ..................            602,750             86,625
  2,688,350       Punjab Tractors Ltd .............................          6,286,363         10,838,554
    830,550       Tata Engineering
                    and Locomotive Company Ltd+ ...................          1,676,988          1,104,398
    363,700       TVS Suzuki Ltd+ .................................          2,766,232            729,101
                                                                        --------------    ---------------
                                                                            31,478,662         22,820,092
                                                                        --------------    ---------------
                  TOTAL COMMON STOCKS .............................        353,867,447        370,262,659
                                                                        --------------    ---------------

                                                            THE INDIA FUND, INC.



Schedule of Investments (concluded)                                June 30, 2001
                                                                     (Unaudited)
BONDS (0.30% of holdings)

Par Value                                                  Percent of
(000)            Security                                  Holdings         Cost               Value
---------------------------------------------------------------------------------------------------------
                  Cement                                      0.22%
    $   800       Gujarat Ambuja Cements Ltd
                    Convertible Bond 1.00%, 01/30/06 ..............     $      806,750    $       833,360
                                                                        --------------    ---------------
                                                                               806,750            833,360
                                                                        --------------    ---------------
                  Diversified Industries                      0.08%
  INR 4,220       DCM Shriram Consolidated NCD 13.00%,
                    11/6/01* ......................................            134,584             99,820
  INR 4,096       DCM Shriram Consolidated NCD 13.00%,
                    11/6/02* ......................................            130,627             96,883
  INR 4,096       DCM Shriram Consolidated NCD 13.00%,
                    11/6/03* ......................................            130,627             96,883
                                                                        --------------    ---------------
                                                                               395,838            293,586
                                                                        --------------    ---------------

                  TOTAL BONDS .....................................          1,202,588          1,126,946
                                                                        ==============    ===============

                  TOTAL INDIA .....................................        355,070,035        371,389,605
                                                                        ==============    ===============

                  TOTAL INVESTMENTS**                       100.00%       $355,070,035       $371,389,605
                                                                        ==============    ===============

Footnotes and Abbreviations

      ADR - American Depository Receipts
      GDR - Global Depository Receipts
      INR - Indian Rupee
      NCD - Non Convertible Debenture

      +     Non-income producing security.
      ++    Passive Foreign Investment Company.
      *     At fair valued as determined under the supervision of the Board of
            Directors.
      **    Aggregate cost for Federal income tax purposes is $356,009,381.

            The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

              Excess of value over tax cost                       $ 120,033,103
              Excess of tax cost over value                        (104,652,879)
                                                                  -------------
                                                                  $  15,380,224
                                                                  =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Assets and Liabilities                                June 30, 2001
                                                                     (Unaudited)

Assets

Investments, at value (Cost $355,070,035) .....................   $ 371,389,605
Cash (including Indian Rupees of $2,212,456 with a cost
     of $2,214,054) ...........................................       3,489,422
Receivables:
     Dividends and reclaims of excess taxes withheld ..........       3,153,065
     Interest (net of withholding tax of $2,141) ..............          17,029
     Securities sold ..........................................       1,582,902
Prepaid expenses ..............................................          76,285
                                                                  -------------
                  Total Assets ................................     379,708,308
                                                                  -------------

Liabilities

Payable for securities purchased ..............................         678,217
Payable for Fund shares repurchased ...........................         301,500
Due to Investment Manager .....................................         346,283
Due to Administrator ..........................................          66,860
Accrued expenses ..............................................         582,107
                                                                  -------------
                  Total Liabilities ...........................       1,974,967
                                                                  -------------
                  Net Assets ..................................   $ 377,733,341
                                                                  =============
                  NET ASSET VALUE PER SHARE ($377,733,341/
                  30,908,333 shares issued and outstanding) ...          $12.22
                                                                  =============
Net assets consist of:

Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) ..........................   $      34,007
Paid-in capital ...............................................     460,635,809
Cost of 3,098,800 shares repurchased ..........................     (39,703,893)
Accumulated net investment loss ...............................        (966,419)
Accumulated net realized loss on investments ..................     (58,469,731)
Net unrealized appreciation in value of investments,
     foreign currency holdings and on translation of other
     assets and liabilities denominated in foreign currency ...      16,203,568
                                                                  -------------
                  Net Assets ..................................   $ 377,733,341
                                                                  =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Statement of Operations

                                                                                             For the Six
                                                                                            Months Ended
                                                                                           June 30, 2001
                                                                                             (Unaudited)
Investment Income
Dividends ............................................................................    $    2,983,944
Interest (Net of Indian taxes withheld of $3,546) ....................................            22,945
                                                                                          --------------
                  Total Investment Income ............................................         3,006,889
                                                                                          --------------
Expenses
Management fees ..................................................       $   2,421,211
Custodian fees ...................................................             648,247
Administration fees ..............................................             454,421
Legal fees .......................................................             145,964
Insurance ........................................................              78,554
Audit fees .......................................................              71,781
Transfer agent fees ..............................................              24,588
Directors' fees ..................................................              23,468
NYSE fees ........................................................              16,493
Printing .........................................................              10,909
Miscellaneous Expenses ...........................................              15,352
                                                                         -------------
                  Total Expenses .....................................................         3,910,988
 .....................................................................................    --------------
                  Net Investment Loss                                                           (904,099)
                                                                                          --------------
Net Realized and Unrealized Loss On Investments, Foreign Currency Holdings and
Translation of Other Assets and Liabilities Denominated In Foreign Currency: Net
realized loss on:
      Security transactions ..........................................................       (13,015,212)
      Foreign currency related transactions ..........................................           (51,463)
                                                                                          --------------
                                                                                             (13,066,675)
Net change in unrealized depreciation in value of investments, foreign currency holdings and translation of other assets and liabilities
      denominated in foreign currency ................................................      (109,681,348)
                                                                                          --------------
Net realized and unrealized loss on investments, foreign currency holdings and
      translation of other assets and liabilities denominated in foreign currency ....      (122,748,023)
                                                                                          --------------
Net decrease in net assets resulting from operations .................................    $ (123,652,122)
                                                                                          ==============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets_

                                                                                                For the Six
                                                                                                Months Ended         For the Year
                                                                                                June 30, 2001            Ended
                                                                                                 (Unaudited)       December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss ..................................................................         $    (904,099)       $  (5,075,421)
Net realized gain (loss) on investments and foreign currency
      related transactions ...........................................................           (13,066,675)          93,659,028
Net change in unrealized depreciation in value of
      investments, foreign currency holdings and translation of other
      assets and liabilities denominated in foreign currency .........................          (109,681,348)        (325,968,238)
                                                                                               -------------        -------------
Net decrease in net assets resulting from operations .................................          (123,652,122)        (237,384,631)
                                                                                               -------------        -------------
Capital Share Transactions
Shares repurchased under Stock Repurchase Plan
      (295,000 and 1,931,400 shares respectively) ....................................            (3,383,911)         (26,793,808)
                                                                                               -------------        -------------
Net decrease in net assets resulting
      from capital share transactions ................................................            (3,383,911)         (26,793,808)
                                                                                               -------------        -------------
Total decrease in net assets .........................................................          (127,036,033)        (264,178,439)
                                                                                               -------------        -------------
Net Assets
Beginning of period ..................................................................           504,769,374          768,947,813
                                                                                               -------------        -------------
End of period ........................................................................         $ 377,733,341        $ 504,769,374
                                                                                               =============        =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                             For the Six    For the Year   For the Year   For the Year  For the Year   For the Year
                                            Months Ended        Ended          Ended          Ended         Ended         Ended
                                            June 30, 2001    December 31,   December 31,   December 31,   December 31,  December 31,
                                              (Unaudited)       2000            1999           1998           1997         1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year ........     $16.18         $23.21          $8.85          $8.11          $7.56        $8.94
                                                ------         ------          -----          -----          -----        -----
Net investment income (loss) ..............      (0.03)         (0.16)         (0.10)         (0.03)         (0.03)        0.02
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ....................      (3.96)         (7.27)         14.36           0.77           0.58        (1.39)
                                                ------         ------          -----          -----          -----        -----
Net increase (decrease) from
   investment operations ..................      (3.99)         (7.43)         14.26           0.74           0.55        (1.37)
                                                ------         ------          -----          -----          -----        -----
Less: Dividends and Distributions
   Dividends from net investment
   income .................................         --             --             --             --                       (0.01)
                                                ------         ------          -----          -----          -----        -----
Total dividends and distributions .........         --             --             --             --             --        (0.01)
                                                ------         ------          -----          -----          -----        -----
Capital share transactions
   Anti-dilutive effect
   of Share Repurchase Program ............       0.03           0.40           0.10             --             --           --
                                                ------         ------          -----          -----          -----        -----
Total capital share transactions ..........       0.03           0.40           0.10             --             --           --
                                                ------         ------          -----          -----          -----        -----
Net asset value, end of year ..............     $12.22         $16.18         $23.21          $8.85          $8.11        $7.56
                                                ======         ======         ======          =====          =====       =====
Per share market value, end of year .......   $10.3600       $12.0625       $16.7500        $6.3125        $7.3750      $7.6250

Total Investment Return Based
   on Market Value* .......................     (14.11)%       (27.99)%       165.35%        (14.41)%        (3.28)%     (14.08)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s) .........   $377,733       $504,769       $768,948       $300,523       $275,814     $257,156
Ratios of expenses to average
   net assets .............................       1.78%++        1.59%          1.84%          2.03%          1.98%        2.03%+
Ratios of net investment income (loss)
   to average net assets ..................      (0.41)%++      (0.75)%        (0.68)%        (0.34)%        (0.37)%       0.22%+
Portfolio turnover ........................       5.60%         19.24%         18.65%         28.85%         42.61%       33.57%

See page 26 for footnotes.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

* Total investment return is calculated assuming a purchase of common stock at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

+ Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

++    Annualized.

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements                                      June 30, 2001
                                                                     (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,
      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and
      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $300,266 (0.08% of net assets) at June 30, 2001, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2001
                                                                     (Unaudited)

any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 2000, the Fund had a capital loss carryover of $44,799,638 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $9,970,780 will expire in 2005 and $34,828,858 will expire in 2006. During the year ended December 31, 2000, the Fund utilized $94,674,686 of capital loss carried forward from prior periods.

The Fund's foreign exchange losses incurred after October 31, 2000, but before December 31, 2000, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $62,320.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and
      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the pos-

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2001
                                                                     (Unaudited)

sibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 2000, the Fund reclassified $719,536 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses and reclassified $5,805,151 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to the net operating loss for the year ended December 31, 2000. Net investment loss and net assets were not affected by the reclassifications.

NOTE B: Management, Investment Advisory, and Administrative Services

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") served until July 31, 2001 as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnished advice and made recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provided research and statistical data to the

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2001
                                                                     (Unaudited)

Fund and assisted in the implementation and execution of investment decisions. For its services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 2001, fees earned by the Investment Manager amounted to $2,421,211, of which the Investment Manager informed the Fund it paid $440,220 to ILFS.

Because affiliations between ILFS and the Indian Government have precluded the Fund from making certain investments, the Board of Directors at its February 2001 meeting authorized the Fund to terminate its agreement with ILFS. The Board of Directors also approved a new subadvisory agreement between Advantage and Advantage India, Inc., a subsidiary of CIBC WM ("Advantage India"), which was submitted and approved by stockholders at the annual meeting held on April 20, 2001. Accordingly, beginning August 1, 2001, Advantage India will provide and procure statistical and factual information and research regarding economic and political factors and investing and other opportunities in India, and will provide assistance in the implementation and coordination of execution of investment decisions as directed by the Investment Manager. For its services, Advantage India will receive from the Investment Manager a fee to be agreed upon by the Investment Manager and Advantage India from time to time.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 2001, these fees amounted to $440,220. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2001, fees and expenses of the Mauritius Administrator amounted to $14,201. At June 30, 2001, CIBC WM owned 7,133 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2001
                                                                     (Unaudited)

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $24,838,000 and $31,077,059 respectively, for the six months ended June 30, 2001.

At June 30, 2001, the Fund owned securities valued at approximately $93,838 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%. For the six months ended June 30, 2001, no provision for Mauritius taxes is considered necessary as a result of the net investment loss incurred by the Fund.

In March 2000, the Indian tax authorities issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 which denied the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20%, instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" its position on Indian taxation under the India-Mauritius tax treaty that, wherever a certificate of residence is issued by the

THE INDIA FUND, INC.

Notes to Financial Statements (concluded)                         June 30, 2001
                                                                     (Unaudited)

Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 and in absence of a rectification order from the assessing officer, filed an appeal against the March 2000 Assessment Order with the Indian income tax authorities. A hearing on the appeal was adjourned until August 2001. Additionally, a public interest group in India initiated litigation in the courts challenging Circular 789 which is currently unresolved. No provision for additional income taxes of 5% that may be payable with respect to dividends declared, paid or distributed prior to June 1, 1997 earned by the Fund and on net realized gains and unrealized appreciation to date is considered necessary in view of Circular 789. To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which is at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the six months ended June 30, 2001, the Fund purchased 295,000 shares of capital stock on the open market at a total cost of $3,383,911. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 20.57%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 3,000,000 shares of its capital stock on the open market. In addition, in February 2001, the Fund's Board of Directors authorized the Fund to purchase an additional 1,000,000 shares of its capital stock, bringing to 4,000,000 the aggregate number of shares authorized for repurchase.

During the year ended December 31, 2000, the Fund purchased 1,931,400 shares of capital stock at a total cost of $26,793,808 and at a weighted average discount of 32.02%.

NOTE F: CONCENTRATION OF RISKS

At June 30, 2001, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2001, the Fund has a concentration of its investment in computer and technology-related industries. The values of such investments may be affected by changes in such industry sectors.

                                                            THE INDIA FUND, INC.

Results of Annual Shareholders Meeting

The Fund held its annual shareholders meeting on April 20, 2001. At this meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and approved a new country advisory agreement between Advantage Advisers, Inc. and Advantage India, Inc. The following tables provide information concerning the matters voted on at the meeting:

I.  Election of Directors

       Nominee              Votes For     Votes Abstained    Total Voting Shares
       -------              ---------     ---------------    -------------------
       Sir Rene Maingard    17,368,191       2,112,834          19,481,025
       Bryan McKigney       16,122,607       3,358,418          19,481,025
       Howard M. Singer     16,121,717       3,359,308          19,481,025

At June 30, 2001, in addition to Sir Rene Maingard, Bryan McKigney, and Howard
M. Singer the other directors of the Fund were as follows:

       Charles F. Barber
       Leslie H. Gelb
       Luis Rubio
       Jeswald W. Salacuse
       Gabriel Seeyave

II. Approval of a new country advisory agreement between Advantage Advisers, Inc. and Advantage India, Inc.

          Votes For    Votes Against    Votes Abstained     Total Voting Shares
          ---------    -------------    ---------------     -------------------
         16,062,196      3,281,367          137,462             19,481,025

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